UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

AMENDMENT NO. 1
TO
FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 9, 2003

ROHN Industries, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-8009	36-3060977
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

6718 West Plank Road Peoria, Illinois		61604
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (309) 697-4400

Item 4.    Changes in Registrant’s Certifying Accountant

         Previous Independent Accountants

        On July 9, 2003, PricewaterhouseCoopers LLP (“PricewaterhouseCoopers”) resigned as the independent accountant of ROHN Industries, Inc. (the “Registrant”).

        The reports of PricewaterhouseCoopers for the two fiscal years ended December 31, 2002 and 2001, contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the reports of each of the past two fiscal years included qualifications that expressed substantial doubt regarding the Registrant’s ability to continue as a going concern.

        In connection with its audits for the two most recent fiscal years ended and through July 9, 2003, there have been no disagreements with PricewaterhouseCoopers on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers, would have caused them to make reference thereto in their report on the financial statements for such periods.

        During the two most recent fiscal years and through July 9, 2003, there have been no “reportable events” (as defined by Regulations S-K, Item 304(a)(1)(v)), except the following:

On March 24, 2003 PricewaterhouseCoopers delivered its “ROHN Industries, Inc. Report to the Audit Committee” (the “March Report”) to the Registrant. In the March Report, PricewaterhouseCoopers informed the Audit Committee of the Board of Directors of the Registrant that PricewaterhouseCoopers did not perform a detailed evaluation of the internal controls of the Registrant due to significant changes within the Registrant and related impacts on the overall internal control structure. PricewaterhouseCoopers also noted in the March Report that it placed no reliance on the internal control structure when planning and performing its 2002 audit of the Registrant. Furthermore, on June 30, 2003, PricewaterhouseCoopers delivered its “Report to the Audit Committee and Management” (the “June Report”) to the Audit Committee of the Registrant. In the June Report, PricewaterhouseCoopers stated that its inability to rely on internal control systems in completing its 2002 audit was considered a “reportable condition” as that term is defined by the American Institute of Certified Public Accountants. PricewaterhouseCoopers went on to say in the June Report that this "reportable condition" was not belived to constitute a material weakness in the internal controls of the Registrant.

        The Registrant has requested that PricewaterhouseCoopers furnish it with a letter addressed to the Securities and Exchange Commission (the “Commission”) stating whether or not it agrees with the above statements. A copy of such letter, dated September 30, 2003, is filed as Exhibit 16.1 to this Form 8-K.

      New Independent Accountants

        At this time, the Registrant has not engaged a new independent accountant to act as the principal accountant for the Registrant.

Item 7.    Financial Statements and Exhibits.

        The following exhibits are filed as a part of this report:

        (a)        Not applicable.

        (b)        Not applicable.

        (c)        Exhibits

                           16.1    Letter dated September 30, 2003 from PricewaterhouseCoopers to the Commission.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 30, 2003	ROHN INDUSTRIES, INC. By: /s/ John W. Castle John W. Castle Chief Financial Officer